UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


 Date of Report (Date of earliest event          July 27, 2007  (July 27, 2007)
 reported)                                       -------------------------------


                              L. B. Foster Company
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


       Pennsylvania                  000-10436                   25-1324733
--------------------------------------------------------------------------------
(State or other jurisdiction        (Commission               (I.R.S. Employer
   of incorporation)                File Number)             Identification No.)


415 Holiday Drive, Pittsburgh, Pennsylvania                            15220
--------------------------------------------------------------------------------
 (Address of principal executive offices)                           (Zip Code)


 Registrant's telephone number, including area code     (412) 928-3417
                                                        ------------------------


                                      None
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)


[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)


[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))


[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01         Entry Into a Material Definitive Agreement

On July 27, 2007, L. B. Foster Company and certain of its subsidiaries (the "Borrowers") executed the Fourth Amendment to the Amended and Restated Revolving Credit Agreement with PNC Bank, National Association, as a lender and agent bank, LaSalle Bank National Association, as a lender, and First Commonwealth Bank, as a lender. The Amendment is attached hereto and incorporated herein by reference. The amendment provides for an increase in the banks' revolving line commitment from $75 million to $90 million. Additionally, the amendment establishes a $20 million term loan that will be immediately applied to pay down existing drawings on the revolving line. The term loan will be amortized over seven years with a balloon payment on outstanding principal due at the maturity of the loan agreement, May 5, 2011. If average revolver availability should fall below $10 million over a 30-day period, the loans become immediately secured by a lien on the Borrowers' equipment that is not encumbered by other liens. Borrowers' are obligated to satisfy a fixed charge coverage ratio of 1.05 to 1.


Item 9.01         Financial Statements and Exhibits


(c)      Exhibits

10.0.4 Fourth Amendment dated July 27, 2007 to Revolving Credit and Security Agreement

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                           L.B. Foster Company
                                           -------------------
                                           (Registrant)


Date:  July 27, 2007
       -------------
                                           /s/David J. Russo
                                           -----------------
                                           David J. Russo
                                           Senior Vice President,
                                           Chief Financial Officer and Treasurer

                                  EXHIBIT INDEX
                                  -------------


10.0.4 Fourth Amendment dated July 27, 2007 to Revolving Credit and Security Agreement.